UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 20, 2017

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrants’ telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement.

Sixth Amendment to Credit Agreement

On December 20, 2017, Dynegy Inc. (the “Company”), the guarantors party thereto, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch (“Credit Suisse “), as administrative agent, entered into an amendment (the “Sixth Amendment “) to the Company’s existing Credit Agreement, dated as of April 23, 2013 (as amended or supplemented, (the “Existing Credit Agreement “).  All capitalized terms used in this portion of this Item 1.01 but not otherwise defined shall have the meanings given to them in the Existing Credit Agreement.

The Sixth Amendment provides that, among other things, the interest rate margins applicable to the Term Loans were reduced from 2.25% to 1.75%, with respect to base rate borrowings, and from 3.25% to 2.75%, with respect to LIBOR borrowings, which reduction was effected by the exchange of Tranche C-1 Term Loans for new Tranche C-2 Term Loans, otherwise having substantially the same terms as the Tranche C-1 Term Loans.  Additional reductions of the interest rate margins applicable to the Term Loans, from 2.25% to 1.50%, with respect to base rate borrowings, and from 2.75% to 2.50%, with respect to LIBOR borrowings, are available to the Company under the Sixth Amendment based on certain corporate ratings or corporate family ratings of the Borrower from Moody’s and S&P, respectively.

The foregoing summary highlights information contained in the Sixth Amendment. It does not contain all the information that may be important to you and is qualified in its entirety by reference to the terms of the Existing Credit Agreement and the Sixth Amendment attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information included in Item 1.01 above with respect to the Sixth Amendment is incorporated by reference into this Item 2.03.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits:

Exhibit No.	Document

10.1

Credit Agreement, dated as of April 23, 2013, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013 File No. 001-33443).

10.2	Sixth Amendment to the Credit Agreement, dated December 20, 2017, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto.

EXHIBIT INDEX

Exhibit No.	Document

10.1

Credit Agreement, dated as of April 23, 2013, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013 File No. 001-33443).

10.2	Sixth Amendment to the Credit Agreement, dated December 20, 2017, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2017	DYNEGY INC.
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President and General Counsel